UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

165 Gibraltar Court, Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director and President

On June 2, 2020, the Board of Directors of Ondas Holdings Inc. (the “Company”) increased the size of the Board of Directors from five to six members and appointed Thomas Bushey as a director, effective June 3, 2020. Also, on June 2, 2020, the Board of Directors of the Company appointed Mr. Bushey as President of the Company, effective June 3, 2020. Stewart Kantor, who previously served as President of the Company, will continue in his role as Chief Financial Officer, Treasurer and Secretary of the Company.

Mr. Bushey, 40, has been Chief Executive Officer of Sunderland Capital, an investment management firm, since 2015. Prior to founding Sunderland Capital in 2015, Mr. Bushey was a portfolio manager at Blackrock. Previously he worked as an investment banker at Credit Suisse, as a private equity professional at Thayer Capital, and as a hedge fund analyst at Millennium Partners. Mr. Bushey earned a B.S in Economics from the Wharton School of the University of Pennsylvania. There are no transactions between Mr. Bushey and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Bushey's appointment as President and a director of the Company is attached as Exhibit 99.1 to this Report.

Employment Agreement with Mr. Bushey

On June 3, 2020, the Company entered into an employment agreement with Mr. Bushey to serve as President of the Company. Pursuant to the employment agreement, Mr. Bushey will be paid an annual salary of $200,000 and will be eligible to participate in the benefits plans established for Company employees. Also, on June 3, 2020, Mr. Bushey was granted restricted stock units for 3,000,000 shares of the Company’s common stock pursuant to the Company’s 2018 Incentive Stock Plan, which shares will vest quarterly in equal amounts over a period of two years from the date of grant (with 375,000 shares vesting on the last day of each calendar quarter beginning on June 30, 2020), and which shares will not be issued and delivered to Mr. Bushey until June 3, 2022, at the request of Mr. Bushey.

Pursuant to the employment agreement, Mr. Bushey will be an at will employee of the Company. If (i) Mr. Bushey is terminated by the Company without Cause (as defined in the employment agreement), (ii) Mr. Bushey terminates his employment due to Constructive Termination (as defined in the employment agreement), or (iii) Mr. Bushey’s employment terminates as a result of his disability, the Company will provide Mr. Bushey the following compensation: (a) benefits accrued and vested through the date of termination pursuant to the Company’s plan benefits and (b) continued base salary and plan benefits on a monthly basis for a period of twelve (12) months following the date of termination. If terminated without cause, the Company will accelerate the vesting of all unvested restricted stock units. The payment of the severance payments described above are conditioned on Mr. Bushey’s continued compliance with the terms of the employment agreement and Mr. Bushey executing, delivering to the Company and not revoking a general release and non-disparagement agreement. The employment agreement contains standard non-compete and non-solicitation provisions.

The foregoing summary of the terms of the employment agreement with Mr. Bushey does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the employment agreement, a copy of which is included as Exhibit 10.1 to this Report and incorporated herein by reference. Also, a form of Restricted Stock Unit Agreement is included as Exhibit 10.4 to this Report and incorporated herein by reference.

Amended and Restated Employment Agreements with Messrs. Brock and Kantor

Also, on June 3, 2020, the Company entered into amended and restated employment agreements with each of Eric Brock, Chairman and Chief Executive Officer of the Company, and Stewart Kantor, Chief Financial Officer, Treasurer and Secretary of the Company. The amended and restated employment agreement for Messrs. Brock and Kantor, among other things, amend provisions to comply with the requirements of Section 409A of the Internal Revenue Code.

The foregoing summary of the terms of the amended and restated employment agreements with Messrs. Brock and Kantor does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amended and restated employment agreements, copies of which are included as Exhibit 10.2 and Exhibit 10.3 to this Report and incorporated herein by reference.

Item 8.01.	Other Events.

As previously reported, on May 6, 2020, the Compensation Committee of the Board of Directors of the Company granted stock options to purchase an aggregate of 1,499,000 shares of the Company’s common stock with an exercise price of $2.13 per share. These stock options were issued to employees and consultants of the Company in connection with their service to the Company. These stock options were issued pursuant to the Company’s 2018 Equity Incentive Plan. The Company previously filed a form of Statutory Stock Option Agreement as Exhibit 10.3 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2020. A form of Nonstatutory Stock Option Agreement is included as Exhibit 10.6 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Employment Agreement, dated June 3, 2020, between Ondas Holdings Inc. and Thomas Bushey.*#
10.2	Amended and Restated Employment Agreement, dated June 3, 2020, between Ondas Holdings Inc. and Eric Brock.*#
10.3	Amended and Restated Employment Agreement, dated June 3, 2020, between Ondas Holdings Inc. and Stewart Kantor.*#
10.4	Form of Restricted Stock Unit Agreement.*#
10.5	Form of Statutory Stock Option Agreement (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2020).#
10.6	Form of Nonstatutory Stock Option Agreement.*#
99.1	Press release, dated June 3, 2020.*

*	Filed herewith.

#	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2020	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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